UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2007

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 24, 2007, Placer Sierra Bancshares (the “Registrant”) issued a press release regarding its results of operations and financial condition for the period ended December 31, 2006 and also announcing a first quarter cash dividend as described under Item 8.01 below. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On January 24, 2007, the Registrant also announced that the Board of Directors declared a 2007 first quarter cash dividend in the amount of $0.15 per common share outstanding.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 24, 2007, deemed furnished (not filed) as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve inherent risks and uncertainties, including, but not limited to, statements relating to the effect of the proposed merger between Wells Fargo & Company and Placer Sierra Bancshares (Placer or the Company). All statements other than statements of historical fact are forward looking statements. These forward looking statements relate to, among other things, the Company’s expectations regarding future operating results, including strategic initiatives and their anticipated consequences, and growth in loans and deposits. The Company cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. Risks and uncertainties include, but are not limited to: governmental approvals for the acquisition of the Company by Wells Fargo & Company may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the proposed merger with Wells Fargo & Company; our shareholders may fail to provide the required approvals to consummate the merger; factors may occur which result in a condition to the acquisition of Company and Wells Fargo & Company not being satisfied; growth may be inhibited if the Company cannot attract deposits, including low-cost deposits; revenues are lower than expected or expenses are higher than expected; competitive pressure among depository institutions increases significantly; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which the Company does business, are less favorable than expected; changes that may occur in the securities markets; the Company may suffer an interruption of services from third-party service providers that could adversely affect the Company’s business; the Company may not be able to maintain an effective system of internal and disclosure controls; estimated cost savings from the merger with Southwest Community Bancorp (Southwest) cannot be fully realized within the expected time frame; revenues following the merger are lower than expected; potential or actual litigation occurs; costs or difficulties related to the integration of the businesses of the Company and Southwest are more than expected; or legislation or changes in regulatory requirements adversely affect the businesses in which the Company is engaged. Additional factors that could cause the Company’s financial results to differ materially from those described in the forward looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (under the heading “Risk Factors”), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. The Company undertakes no obligation, and specifically disclaims any obligation, to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law.

ADDITIONAL INFORMATION

Wells Fargo & Company intends to file a registration statement with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, which will contain a proxy statement-prospectus with respect to the merger and the parties also will file other relevant materials with the SEC. Shareholders of Placer Sierra Bancshares and other investors are urged to read the registration statement and proxy statement-prospectus, as well as any amendments or supplements to the registration statement or proxy statement-prospectus, because those documents will contain important information. Upon filing with the SEC, the registration statement and proxy statement-prospectus will be available free on the SEC’s website (http://www.sec.gov). Wells Fargo & Company and Placer will provide, without charge, copies of the proxy statement-prospectus, and any SEC filings incorporated by reference into the proxy statement-prospectus, upon request as follows:

Wells Fargo & Company, Attention Corporate Secretary, MAC N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, (612) 667-8655.

Placer Sierra Bancshares, Attention Angelee Harris, Corporate Counsel, 525 J Street, Sacramento, California 95814, (916) 554-4822.

Wells Fargo & Company and Placer and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Placer shareholders in connection with the proposed merger. Information about Wells Fargo & Company’s directors and executive officers and their ownership of Wells Fargo common stock is in Wells Fargo’s definitive proxy statement on Schedule 14A for Wells Fargo’s 2006 annual meeting of stockholders, filed with the SEC on March 17, 2006. Information about Placer’s directors and executive officers and their ownership of Placer common stock is in the joint proxy statement/prospectus for Placer’s annual meeting of shareholders, dated April 21, 2006 and filed with the SEC on April 25, 2006. The proxy statement-prospectus for the proposed transaction between Wells Fargo and Placer will provide additional information about participants in the solicitation of proxies from Placer shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)
Date: January 24, 2007
/s/ Frank J. Mercardante
Frank J. Mercardante Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 24, 2007, deemed furnished (not filed) as Exhibit 99.1.